UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – August 26, 2019

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of New Director

Pursuant to the Third Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Oncor Electric Delivery Company LLC (“Oncor”), Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”), which owns 80.25% of Oncor’s outstanding equity interests and is an indirect, wholly-owned subsidiary of Sempra Energy (“Sempra”), has the right to designate two directors (each, a “Majority Member Director”) to serve on Oncor’s Board of Directors (the “Board”). Effective August 26, 2019, Oncor Holdings removed Tania Ortiz from the Board and designated George W. Bilicic as her successor to serve on the Board as a Majority Member Director pursuant to written direction delivered by Sempra Texas Intermediate Holding Company LLC, the sole member of Oncor Holdings, in accordance with the LLC Agreement. Mr. Bilicic is also expected to replace Ms. Ortiz on the Organization & Compensation Committee of the Board.

Mr. Bilicic, 55, is Group President of Sempra, where he oversees the company’s strategy, corporate development and legal activities. From 2002 until joining Sempra in June 2019, Mr. Bilicic was with Lazard Ltd., where he served in various roles, including as Vice Chairman of Investment Banking, Head of U.S. Midwest Investment Banking, Global Head of Power, Energy & Infrastructure and as a member of Lazard’s Investment Banking Committee and Global Executive Committee. Mr. Bilicic also served as Managing Director and Head of Infrastructure at Kohlberg Kravis Roberts & Co. from May 2008 to October 2008, but rejoined Lazard in late 2008. From 2001 until joining Lazard in 2002, Mr. Bilicic served as a Managing Director at Merrill Lynch & Co., Inc., and he was a partner in the law firm of Cravath, Swaine & Moore LLP from 1995 to 2000. Mr. Bilicic serves on the boards of directors of Infraestructura Enérgetica Nova, S.A.B. de C.V. (an entity indirectly majority-owned by Sempra that develops, builds and operates energy infrastructure in Mexico and is listed on the Mexican Stock Exchange), Polaris Industries Inc. (a New York Stock Exchange listed manufacturer of powersports vehicles), and Oncor Holdings. Mr. Bilicic also serves on the board of directors or equivalent of the HistoryMakers, the Mayo Clinic, and Georgetown University Law Center.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: August 30, 2019